EXHIBIT 23.1

                           [MACDADE ABBOTT LETTERHEAD]




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


          As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated March 7, 1997 included in Adage, Inc.'s Form 10-K for the year ended December 31, 1996, and to all references to our Firm included in this Registration Statement.


                                          [MACDADE ABBOTT SIG CUT]

                                          MacDade Abbott LLP


Paoli, Pennsylvania
April 17, 1997

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